Exhibit 31.1


      Certification Pursuant to Section 302 of the Sarbanes-Oxley Act.

I, Wallace Boyack, certify that:

     1. I have reviewed this Report on Form 10-SB with financial statements for the period ended and as of September 30, 2004, of IRON STAR DEVELOPMENT, INC.

     2. Based on my knowledge, this Form does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstance under which such statements were made, not misleading with respect to the period and disclosures covered by this Form.

     3. Based on my knowledge, the financial statements, and other financial information included in the Form 10-SB, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Form.

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-14 and 15d-14) for the registrant and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Form 10-SB is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of the Form 10-SB (the "Evaluation Date"); and

          c) presented in the Form 10-SB the conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

          d) presented in this Form 10-SB our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or other persons performing equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officer and I have indicated in the Form 10-SB whether there were significant changes in internal controls or in other factors that could significantly affect internal control subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 15, 2004

s/Wallace Boyack
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Wallace Boyack      Name
President/Chief Executive Officer/Director